UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2010

Strayer Education, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	0-21039	52-1975978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 Wilson Blvd., Suite 2500 Arlington, VA	22209
(Address of principal executive offices)	(Zip Code)

(703) 247-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2010, Strayer Education, Inc. (the “Corporation”) announced first quarter 2010 revenues, earnings, and 2010 spring term enrollments. The April 29, 2010 press release is attached hereto as an exhibit and incorporated herein by reference. The information contained in the April 29, 2010 press release is deemed furnished under this Item; and should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, as amended (the “Exchange Act”), or otherwise subject to that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Stockholders on April 27, 2010 (the “Annual Meeting”).  At the Annual Meeting, two proposals were submitted to, and approved by, the Corporation’s stockholders.  The proposals are described in more detail in the Corporation’s definitive proxy statement dated February 26, 2010 for the Annual Meeting.  The final voting results were as follows:

Proposal 1

The Corporation’s stockholders elected the following nine directors to serve for a term of one year or until their respective successors are elected and qualified.  The voting results are set forth below.

	Votes For	Votes Against	Votes Abstained	Broker Non-Vote
Robert S. Silberman	12,948,246	46,502	31,752	433,775
Charlotte F. Beason	12,965,919	51,114	9,468	433,774
William E. Brock	13,004,587	13,228	8,686	433,774
David A. Coulter	12,991,125	25,144	10,232	433,774
Robert R. Grusky	13,007,916	9,729	8,856	433,774
Robert L. Johnson	13,003,038	13,318	10,145	433,774
Todd A. Milano	12,967,158	50,606	8,737	433,774
G. Thomas Waite, III	12,963,498	54,297	8,706	433,774
J. David Wargo	13,003,852	11,868	10,781	433,774

Proposal 2

The Corporation’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2010 and the voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
13,397,343	55,082	7,850	0

Item 9.01	Financial Statements and Exhibits.
Exhibit 99.01	Press Release dated April 29, 2010. (The information contained in the April 29, 2010 press release is deemed furnished under Item 2.02.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAYER EDUCATION, INC.
Date: April 29, 2010
	By:	/s/ Mark C. Brown
Mark C. Brown
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.01	Press Release dated April 29, 2010.